UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2007

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broadway, New York, NY	10012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed in the Registrant’s Current Report on Form 8-K filed on April 4, 2007, the Registrant entered into a Management Agreement dated March 30, 2007 (the “Management Agreement”) with ZelnickMedia Corporation (“ZelnickMedia”), pursuant to which ZelnickMedia provides financial and management consulting services to the Registrant. Pursuant to the Management Agreement, among other things, no earlier than 90 days nor later than 150 days from March 30, 2007, the Registrant is required to grant to ZelnickMedia an option to purchase a number of shares of the Registrant’s common stock equal to 2.5% of the outstanding common stock of the Registrant on a fully diluted basis (collectively, the “Options”) and a number of shares of restricted common stock of the Registrant (the “Shares”), in each case as more fully described in the Management Agreement.

On July 26, 2007, the Registrant and ZelnickMedia entered into an amendment to the Management Agreement (the “Amendment”). The Amendment provides that the Options will be granted on August 27, 2007, the 150th day following March 30, 2007 (the “Grant Date”), and that the number of Shares to be granted to ZelnickMedia will be calculated on the Grant Date and issued upon the approval by the Company’s stockholders of (i) an amendment or a successor plan to the Company’s Incentive Stock Plan, as amended, that covers the grant of the Shares or (ii) the specific issuance of the Shares. The Amendment also provides that the number of Options to be granted on the Grant Date will be calculated based on the number of outstanding shares of common stock of the Registrant on a fully diluted basis as of the close of business on the date of the Amendment, and that the Company will use its commercially reasonable efforts to obtain stockholder approval of an amendment or a successor plan to its Incentive Stock Plan, as amended, or specific stockholder approval no later than October 31, 2007. The description of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Amendment dated July 26, 2007 to the Management Agreement dated March 30, 2007 between Take-Two Interactive Software, Inc. and ZelnickMedia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC. (Registrant)

By:	/s/ Daniel P. Emerson
Name: Daniel P. Emerson Title: Vice President and Associate General Counsel

Date: July 26, 2007